Thermaltec International
                                                        68A Lamar Street
                                                        West Babylon, NY 11704
                                                        631-643-2285
                                                        631-643-2514 Fax


December 14, 2000


To:   Carl Tarabelli

From: Andrew Mazzone

================================================================================

Dear Carl,

The Securities and Exchange Commission has asked me to clear an item regarding our proposed investment in I(x) Partners. You and I had agreed that after the elimination of Edge Management as a prospective merger candidate for TTI that our prospective investment in I(x) Partners would not be a viable activity for either of us, since it was conditioned on your company supporting the Edge Management acquisition. We neglected to tie up this loose end and formally conclude that both companies were not going through with the investment after July 2000.

Since it was both parties intent not to go through with the investment as of that time, please sign this letter acknowledging that fact as I have done, so that TTI can submit this to the SEC as part of our Form 10SB filing package.


Signed: /s/ Andrew Mazzone                     Date:  12/14/00
       -------------------------------               ----------------
       Andrew Mazzone
       Chairman, Thermaltec International



Signed: /s/ Carl Tarabelli                     Date:  12/29/00
       ---------------------------                   ----------------
       Carl Tarabelli
       President, I(x) Partners